Exhibit 1.1

THE PHOENIX COMPANIES, INC.

(a Delaware corporation)

• Purchase Contracts

PURCHASE AGREEMENT

Dated: •, 2002

	(xi)	Authorization and Description of HRH Common Stock	19
	(xii)	Absence of Defaults and Conflicts	19
	(xiii)	Absence of Labor Dispute	20
	(xiv)	Absence of Proceedings	20
	(xv)	Possession of Intellectual Property	20
	(xvi)	Absence of Further Requirements	20
	(xvii)	Possession of Licenses and Permits	20
	(xviii)	Title to Property	21
	(xix)	Investment Company Act	21
	(xx)	Environmental Laws	21
(d)	Officer’s Certificates		21
SECTION 2.	Sale and Delivery to Underwriters; Closing.		22
(a)	Initial Securities		22
(b)	Option Securities		22
(c)	Payment		22
(d)	Denominations; Registration		23
SECTION 3.	Covenants of the Company.		23
(a)	Compliance with Securities Regulations and Commission Requests		23
(b)	Filing of Amendments		23
(c)	Delivery of Registration Statements		24
(d)	Delivery of Prospectuses		24
(e)	Continued Compliance with Securities Laws		24
(f)	Blue Sky Qualifications		25
(g)	Rule 158		25
(h)	Use of Proceeds		25
(i)	Restriction on Sale of Securities		25
(j)	Reporting Requirements		25
SECTION 4.	Covenants of HRH		25
(a)	Compliance with Securities Regulations and Commission Requests		25
(b)	Filing of Amendments		26
(c)	Delivery of Registration Statements		26
(d)	Delivery of Prospectuses		26
(e)	Continued Compliance with Securities Laws		26
(f)	Blue Sky Qualifications		27
(g)	Rule 158		27
(h)	Restriction on Sale of Securities		27
(i)	Reporting Requirements		28
SECTION 5.	Payment of Expenses		28
(b)	Termination of Agreement		28
SECTION 6.	Conditions of Underwriters’ Obligations		29
(a)	Effectiveness of Registration Statements		29
(b)	Opinions of Counsels for Company		29
(c)	Opinion of Counsel for HRH		29
(d)	Opinion of Counsel for Underwriters		30
(e)	Material Adverse Change; Officers’ Certificate		30
(f)	Accountants’ Comfort Letters		31

(g)	Bring-down Comfort Letters	31
(h)	Purchase Contract Agreement, Custody Agreements and Collateral Agreement	31
(j)	Conditions to Purchase of Option Securities	31
	(i) Officers’ Certificate	31
	(ii) Opinions of Counsels for Company	32
	(iii) Opinion of Counsel for HRH	32
	(iv) Opinion of Counsel for Underwriters	32
	(v) Bring-down Comfort Letters	32
(l)	Additional Documents	32
(k)	Termination of Agreement	33
SECTION 7.	Indemnification.	33
(a)	Indemnification of Underwriters	33
(b)	Indemnification of the Company, Directors and Officers	35
(c)	Indemnification of HRH, Directors and Officers	35
(d)	Actions against Parties; Notification	36
(e)	Settlement without Consent if Failure to Reimburse	36
SECTION 8.	Contribution	36
SECTION 9.	Representations, Warranties and Agreements to Survive Delivery	38
SECTION 10.	Termination of Agreement	38
(a)	Termination; General	38
(b)	Liabilities	38
SECTION 11.	Default by One or More of the Underwriters	38
SECTION 12.	Notices	39
SECTION 13.	Parties	39
SECTION 14.	GOVERNING LAW AND TIME	40
SECTION 15.	Effect of Headings	40

DRAFT

THE PHOENIX COMPANIES, INC.

(a Delaware corporation)

• Purchase Contracts

(Settled in Shares of Common Stock, No Par Value,  of Hilb, Royal and Hamilton Company)

PURCHASE AGREEMENT

•, 2002

MERRILL LYNCH & CO.
Merrill	Lynch, Pierce, Fenner & Smith Incorporated

North Tower
World Financial Center
New York, New York 10281-1209

BANC OF AMERICA SECURITIES LLC
9 West 57th Street, 21st Floor
New York, NY 10019

MORGAN STANLEY & CO. INCORPORATED
1585 Broadway
New York, NY 10036

as Representatives of the several Underwriters

Ladies and Gentlemen:

The Phoenix Companies, Inc., a Delaware corporation (the “Company”), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Banc of America Securities LLC (“Banc of America”) and Morgan Stanley & Co. Incorporated (“Morgan Stanley”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters”, which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof), for whom Merrill Lynch, Banc of America and Morgan Stanley are acting as Representatives (in such capacity, the “Representatives”), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of purchase contracts, (the “Purchase Contracts”), settled in shares of common stock (the “HRH Common Stock”), no par value, of Hilb, Rogal and Hamilton Company, a Virginia stock corporation (“HRH”), set forth in said Schedule A, and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of • additional Purchase Contracts to cover over-allotments, if any. The aforesaid • Purchase Contracts (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the • Purchase Contracts subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively, the “Securities”.

The Purchase Contracts will be issued under a purchase contract agreement, to be dated as of                    , 2002, between the Company and Wachovia Bank, National Association, as purchase contract agent (the “Purchase Contract Agreement”). The Company will enter into a collateral agreement, to be dated                    , 2002, with Wachovia Bank, National Association, as collateral agent (the “Collateral Agreement”), pursuant to which the Company will pledge shares of HRH Common Stock to secure its obligations with respect to the Purchase Contracts.

The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-99871) covering the registration of the Securities under the Securities Act of 1933, as amended (the “1933 Act”), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) and paragraph (b) of Rule 424 (“Rule 424(b)”) of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 (“Rule 434”) of the 1933 Act Regulations, prepare and file a term sheet (a “Company Term Sheet”) in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as “Company Rule 430A Information” or (b) pursuant to paragraph (d) of Rule 434 is referred to as “Company Rule 434 Information.” Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Company Rule 430A Information or the Company Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “Company Preliminary Prospectus.” Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Company Rule 430A Information and the Company Rule 434 Information, as applicable, is herein called the “Company Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the “Company Rule 462(b) Registration Statement,” and after such filing the term “Company Registration Statement” shall include the Company Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the “Company Prospectus.” For purposes of this Agreement, all references to the Company Registration Statement, any Company Preliminary Prospectus, the Company Prospectus or any Company Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Company Registration Statement, any Company Preliminary Prospectus or the Company Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Company Registration Statement, any Company Preliminary Prospectus or the Company Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Company Registration Statement, any Company Preliminary Prospectus or the Company Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the “1934 Act”) which is incorporated by reference in the Company Registration Statement, such Company Preliminary Prospectus or the Company Prospectus, as the case may be.

HRH has filed with the Commission a registration statement on Form S-3 (No. 333-99869) covering the registration of • shares of the HRH Common Stock in respect of the Initial Securities, plus an additional • shares of the HRH Common Stock in respect of the Optional Securities, for delivery by the Company pursuant to the settlement of the Securities, under the 1933 Act, including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, HRH will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A and paragraph (b) of Rule 424 or (ii) if HRH has elected to rely upon Rule 434 of the 1933 Act Regulations, prepare and file a term sheet (the “HRH Term Sheet”) in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such HRH Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as “HRH Rule 430A Information” or (b) pursuant to paragraph (d) of Rule 434 is referred to as “HRH Rule 434 Information.” Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the HRH Rule 430A Information or the HRH Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called an “HRH Preliminary Prospectus.” Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the HRH Rule 430A Information and the HRH Rule 434 Information, as applicable, is herein called the “HRH Registration Statement.” Any registration statement filed by HRH pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the “HRH Rule 462(b) Registration Statement,” and after such filing the term “HRH Registration Statement” shall include the HRH Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the “HRH Prospectus.” For purposes of this Agreement, all references to the HRH Registration Statement, any HRH Preliminary Prospectus, the HRH Prospectus or any HRH Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the HRH Registration Statement, any HRH Preliminary Prospectus or the HRH Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the HRH Registration Statement, any HRH Preliminary Prospectus or the HRH Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the HRH Registration Statement, any HRH Preliminary Prospectus or the HRH Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the HRH Registration Statement, such HRH Preliminary Prospectus or the HRH Prospectus, as the case may be.

SECTION 1.    Representations and Warranties.

(a)    Representations and Warranties by the Company.    The Company represents and warrants to each Underwriter and to HRH as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter and HRH, as follows:

(i)    Compliance with Registration Requirements.    The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Company Registration Statement and any Company Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Company Registration Statement or any Company Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission.

At the respective times the Company Registration Statement, any Company Rule 462(b) Registration Statement and any post-effective amendments thereto became effective, the Company Registration Statement, the Company Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Company Prospectus nor any amendments or supplements thereto, at the time the Company Prospectus or any such amendment or supplement was issued, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Company Registration Statement or the Company Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Company Registration Statement or the Company Prospectus.

Each Company Preliminary Prospectus and the prospectus filed as part of the Company Registration Statement as originally filed or as part of any amendment thereto,

or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations.

(ii)    Incorporated Documents.    The documents incorporated or deemed to be incorporated by reference in the Company Registration Statement and the Company Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), as applicable, and, when read together with the other information in the Company Prospectus, at the time the Company Registration Statement became effective, at the time the Company Prospectus was issued, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iii)    Independent Accountants.    The accountants who certified the financial statements and supporting schedules included in the Company Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

(iv)    Financial Statements.    The consolidated financial statements included or incorporated by reference in the Company Registration Statement and the Company Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Company Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Company Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated in the Company Registration Statement.

The statutory financial statements of the Company’s subsidiaries that are insurance companies (the “Company Insurance Subsidiaries”), from which certain ratios and other statistical data filed as part of the Company Registration Statement have been derived have for each relevant period been prepared in conformity with statutory accounting practices required or permitted by the National Association of Insurance Commissioners and by the insurance laws of their respective states of domicile, and the rules and regulations promulgated thereunder, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto.

The data included or incorporated by reference in the Company Registration Statement and the Company Prospectus related to assets under management by the

Company, by Phoenix Investment Partners and by its affiliated asset managers is correct in all material respects.

(v)    Internal Accounting Controls.    The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and statutory accounting practice, respectively, and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(vi)    Good Standing of the Company.    The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Company Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole (collectively, the “Phoenix Enterprise”).

(vii)    Good Standing of Company Subsidiaries.    Each subsidiary of the Company listed on Annex A hereto (each a “Company Significant Subsidiary” and collectively, the “Company Significant Subsidiaries”) has been duly incorporated or organized, as the case may be, is validly existing as a corporation, stock life insurance company or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be. Each Company Significant Subsidiary has the power, corporate or otherwise, and authority to own its property and to conduct its business as described in the Company Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Phoenix Enterprise; all of the issued shares of capital stock of each Company Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company in the percentages set forth on Annex A hereto, free and clear of all liens, encumbrances, equitable claims or other adverse claims.

(viii)    No Material Adverse Change in Business.    There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Phoenix Enterprise from that set forth in the Company Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement). Subsequent to the respective dates as of which information is given in the Company Registration Statement and the Company Prospectus, and except as otherwise described in the Company Registration Statement or the Company Prospectus, (i) the Company and the Company Significant Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) none of the Company Significant Subsidiaries has purchased any of its outstanding capital stock, and neither the Company nor any of the Company Significant Subsidiaries has declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in (A) the short-term debt or long-term debt of the Company and the Company Significant Subsidiaries considered as a whole or (B) the capital stock of the Company and the Company Significant Subsidiaries.

(ix)    Capitalization.    The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for (x) subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Company Prospectus or pursuant to the exercise of convertible securities or options referred to in the Company Prospectus and (y) subsequent repurchases pursuant to previously announced share repurchase plans). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

(x)    Authorization of Agreement.    This Agreement has been duly authorized, executed and delivered by the Company.

(xi)    Authorization and Description of Securities.    The Securities to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, when executed and authenticated in accordance with the provisions of the Purchase Contract Agreement and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Purchase Contract Agreement and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors’ rights generally; and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity of at law). The Purchase Contract Agreement, Collateral Agreement and the Securities conform in all material respects to the descriptions thereof contained in the Company Prospectus.

(xii)    Authorization of Custody Agreements.    The Company has the full right, power and authority to enter into a Custody Agreement (the “Company Custody Agreement”) and to transfer and to deliver to the Collateral Agent shares of the HRH Common Stock to be pledged by the Company. The Company has duly executed and delivered, in the form heretofore furnished to the Representatives, the Company Custody Agreement with Chase Mellon Shareholder Services, LLC, as custodian (the “Custodian”); the Custodian is authorized to deliver shares of the HRH Common Stock to the Collateral Agent to be pledged by the Company pursuant to the Collateral Agreement.

Phoenix Life Insurance Company (“Phoenix Life”) has the full right, power and authority to enter into a Custody Agreement (the “Phoenix Life Custody Agreement”) and to transfer shares of the HRH Common Stock to the Company pursuant to the Phoenix Life Custody Agreement. Phoenix has duly executed and delivered, in the form heretofore furnished to the Representatives, the Phoenix Life Custody Agreement with the Custodian; the Custodian is authorized to transfer shares of the HRH Common Stock to the Company pursuant to the Phoenix Life Custody Agreement.

(xiii)    Absence of Conflicts.    The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Company Custody Agreement, the Phoenix Life Custody Agreement, the Purchase Contract Agreement, the Collateral Agreement and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or Phoenix Life or any agreement or other instrument binding upon the Company or any of the Company Significant Subsidiaries that is material to the Phoenix Enterprise or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of the Company Significant Subsidiaries.

(xiv)    Absence of Labor Dispute.    No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent.

(xv)    Absence of Proceedings.    There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Company Registration Statement or the Company Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Company Registration Statement or the Company Prospectus or to be filed as exhibits to the Company Registration Statement that are not described or filed as required.

(xvi)    Possession of Intellectual Property.    The Company and its subsidiaries own or possess, or have the ability to acquire, all patents, patent rights, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, except where the failure to own, possess or have the ability to acquire such patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names would not, singly or in the aggregate, have a material adverse effect on the Phoenix Enterprise, and none of the Company nor its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Phoenix Enterprise.

(xvii)    Absence of Further Requirements.    No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Company Custody Agreement, the Phoenix Life Custody Agreement, the Purchase Contract Agreement, Collateral Agreement or the Securities, except such as have been obtained under the Federal securities laws or state insurance laws or may be required by the securities or Blue Sky laws of the various States or any foreign jurisdictions in connection with the offer and sale of the Securities.

(xvii)    Possession of Licenses and Permits.    Each of the Company and its subsidiaries has all necessary consents, licenses, authorizations, approvals, exemptions, orders, certificates and permits (collectively, the “Consents”) of and from, and has made all filings and declarations (collectively, the “Filings”) with, all insurance regulatory authorities, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Company Prospectus, except where the failure to have such Consents or to make such Filings would not, individually or in the aggregate, have a material adverse effect on the Phoenix Enterprise; all such Consents and Filings are in full force and effect, the Company and its subsidiaries are in compliance with such Consents and neither the Company nor any of its subsidiaries has received any notice of any inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Consent or otherwise impose any limitation on the conduct of the business of the Company or any of its subsidiaries, except as set forth in the Company Prospectus or any such failure to be in full force and effect, failure to be in compliance with, suspension, revocation or limitation which would not, singly or in the aggregate, have a material adverse effect on the Phoenix Enterprise; to the knowledge of the Company, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by Phoenix Life Insurance Company or any other Insurance Subsidiary to its parent which would have individually or in the aggregate, a material adverse effect on the Phoenix Enterprise; and each of the Company and each subsidiary thereof that is required to be organized or licensed as an insurance company in its jurisdiction of incorporation is in compliance with, and conducts its businesses in conformity with, all applicable insurance laws and regulations, except where the failure to so comply or conform would not have a material adverse effect on the Phoenix Enterprise.

(xix)    Title to Property.    The Company and its subsidiaries have good and valid title in fee simple to all real property and good and valid title to all personal property owned by them which is material to, and used in the conduct of, the business of the Phoenix Enterprise, in each case free and clear of all liens, encumbrances and defects except (a) such as are described in the Company Prospectus, (b) leases entered into in the ordinary course of business or (c) such as do not materially affect the value of such property and do not materially interfere with the use made and currently proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings that are material to the business of the Phoenix Enterprise held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Company Prospectus.

(xx)    Investment Company Act.    None of the Company or any of its subsidiaries is, or upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxi)    Broker-Dealer Subsidiaries and Investment Advisor Subsidiaries.    Each subsidiary of the Company which is engaged in the business of acting as a broker-dealer or an investment advisor (respectively, a “Company Broker-Dealer Subsidiary” and “Company Investment Advisor Subsidiary”) is duly licensed or registered as a broker-dealer or investment advisor, as the case maybe, in each jurisdiction where it is required to be so licensed or registered to conduct its business, in each case, with such exceptions as would not have, individually or in the aggregate, a material adverse effect on the Phoenix Enterprise; each Company Broker-Dealer Subsidiary and each Company Investment Advisor Subsidiary has all other necessary approvals of and from all applicable regulatory authorities, including any self-regulatory organization, to conduct its businesses, in each case with such exceptions, as would not have, individually or in the aggregate, a material adverse effect on the Phoenix Enterprise; except as otherwise provided in the Company Prospectus, none of the Company Broker-Dealer Subsidiaries or Company Investment Advisor Subsidiaries has received any notification from any applicable regulatory authority to the effect that any additional approvals from such regulatory authority are needed to be obtained by such subsidiary in any case where it could be reasonably expected that (i) any of the Company Broker-Dealer Subsidiaries or Company Investment Advisor Subsidiaries would in fact be required either to obtain any such additional approvals or cease or otherwise limit engaging in certain business; and (ii) the failure to have such approvals or limiting such business would have a material adverse effect on the Phoenix Enterprise; and each Company Broker-Dealer Subsidiary and each Company Investment Advisor Subsidiary is in compliance with the requirements of the broker-dealer and investment advisor laws and regulations of each jurisdiction which are applicable to such subsidiary, and has filed all notices, reports, documents or other information required to be filed thereunder, in each case with such exceptions as would not have, individually or in the aggregate, a material adverse effect on the Phoenix Enterprise.

(xxii)    Environmental Laws.    The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, Federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the teens and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Phoenix Enterprise.

(xxiii)    Registration Rights.    Other than with respect to the Company’s Directors Stock Plan, the Company’s Stock Incentive Plan and any tax-qualified defined contribution pension or savings plans, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to the Company Registration Statement.

(xxiv)    Good and Marketable Title.    The Company is now and on the settlement date for the Purchase Contracts will be the beneficial owner of the shares of HRH Common Stock to be delivered under the Purchase Contracts free and clear of all liens, encumbrances, equities and claims, except for those created pursuant to the Collateral Agreement. Assuming that the Company receives payment for the Purchase Contracts pursuant to this Agreement, the holders of the Purchase Contracts will have acquired the shares of HRH common stock delivered upon settlement of the Purchase Contracts free of any adverse claim (within the meaning of Section 8-103(a)(1) of the Uniform Commercial Code) or will have acquired a security entitlement (within the meaning of Section 8-103(a)(17) of the Uniform Commercial Code) to such shares, in accordance with the terms of the Purchase Contracts.

(xxv)    Authority to Pledge.    The Company has the full right, power and authority, and all authorization and approvals required by law, to pledge and assign the shares of HRH Common Stock to be pledged and assigned by the Company pursuant to the Collateral Agreement.

(xxvi)    Delivery of HRH Common Stock.    The sale, transfer and delivery of shares of HRH Common Stock pursuant to the Purchase Contracts is not, and at the settlement of the Purchase Contracts will not be, subject to any right of first refusal or similar rights of any person pursuant to any contract to which the Company is a party or is bound.

(xxvii)    Confirmation of Representations, Warranties and Agreements.    The Company hereby repeats and confirms as if set forth in full herein each of the representations, warranties and agreements made by it in the Collateral Agreement and agrees that such representations, warranties and agreements are made hereby for the benefit of and may be relied upon by the Underwriters and counsel to the Underwriters.

(b)    Company Officer’s Certificates.    Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

(c)    Representations and Warranties by HRH.    HRH represents and warrants to each Underwriter and the Company as of the date hereof, as of the Closing Time referred to in Section

2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter and the Company, as follows:

(i)    Compliance with Registration Requirements.    HRH meets the requirements for use of Form S-3 under the 1933 Act. Each of the HRH Registration Statement and any HRH Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the HRH Registration Statement or any HRH Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of HRH, are threatened by the Commission.

At the respective times the HRH Registration Statement, any HRH Rule 462(b) Registration Statement and any post-effective amendments thereto became effective, the HRH Registration Statement, the HRH Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the HRH Prospectus nor any amendments or supplements thereto, at the time the HRH Prospectus or any such amendment or supplement was issued, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, HRH will comply with the requirements of Rule 434. The representations and warranties in this subsection (c) shall not apply to statements in or omissions from the HRH Registration Statement or the HRH Prospectus made in reliance upon and in conformity with information furnished to HRH in writing by any Underwriter through the Representatives expressly for use in the HRH Registration Statement or the HRH Prospectus.

Each HRH Preliminary Prospectus and the prospectus filed as part of the HRH Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations.

(ii)    Incorporated Documents.    The documents incorporated or deemed to be incorporated by reference in the HRH Registration Statement and the HRH Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the 1934 Act Regulations, as applicable, and, when read together with the other information in the HRH Prospectus, at the time the HRH Registration Statement became effective, at the time the HRH Prospectus was issued, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iii)    Independent Accountants.    The accountants who certified the financial statements and supporting schedules included in the HRH Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

(iv)    Financial Statements.    The consolidated financial statements included or incorporated by reference in the HRH Registration Statement and the HRH Prospectus, together with the related schedules and notes, present fairly the financial position of HRH and its consolidated subsidiaries at the dates indicated and the statements of operations, stockholders’ equity and cash flows of HRH and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the HRH Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the HRH Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated in the HRH Registration Statement. The pro forma financial statements and the related notes thereto included in the HRH Registration Statement and the HRH Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The historical financial statements of Hobbs Group, LLC included or incorporated by reference in the HRH Registration Statement and the HRH Prospectus, together with the related schedules and notes, present fairly the financial position of Hobbs Group LLC and its consolidated subsidiaries at the dates indicated and the statements of operations, stockholders’ equity and cash flows of Hobbs Group, LLC and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved.

HRH and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(v)    No Material Adverse Change in Business.    Since the respective dates as of which information is given in the HRH Registration Statement and the HRH Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings or business affairs or any development involving a prospective material adverse change of HRH and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (an “HRH Material Adverse Effect”), (B) there have been no transactions entered into by HRH or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to HRH and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the HRH Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by HRH on any class of its capital stock.

(vi)    Good Standing of HRH.    HRH has been duly organized and is validly existing as a stock corporation in good standing under the laws of the Commonwealth of Virginia and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in HRH Prospectus and to enter into and perform its obligations under this Agreement; and HRH is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in an HRH Material Adverse Effect.

(vii)    Good Standing of HRH Subsidiaries.    Each “significant subsidiary” of HRH (as such term is defined in Rule 1-02 of Regulation S-X) (each an “HRH Subsidiary” and, collectively, the “HRH Subsidiaries”) has been duly organized and is validly existing as a corporation, stock life insurance company or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, has power, corporate or otherwise, and authority to own, lease and operate its properties and to conduct its business as described in the HRH Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in an HRH Material Adverse Effect; except as otherwise disclosed in the HRH Registration Statement, all of the issued and outstanding capital stock of each such HRH Subsidiary has been duly authorized and validly issued, is fully paid and non assessable and is owned by HRH, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity except as set forth in Schedule 1(c)(vii); none of the outstanding shares of capital stock of any HRH Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such HRH Subsidiary.

(viii)    Broker-Dealer Subsidiaries and Investment Advisor Subsidiaries.    Each subsidiary of HRH which is engaged in the business of acting as a broker-dealer or an investment advisor (respectively, an “HRH Broker-Dealer Subsidiary” and “HRH Investment Advisor Subsidiary”) is duly licensed or registered as a broker-dealer or investment advisor, as the case may be, in each jurisdiction where it is required to be so licensed or registered to conduct its business, in each case, with such exceptions as would not have, individually or in the aggregate, an HRH Material Adverse Effect; each HRH Broker-Dealer Subsidiary and each HRH Investment Advisor Subsidiary has all other necessary approvals of and from all applicable regulatory authorities, including any self-regulatory organization, to conduct its businesses, in each case with such exceptions, as would not have, individually or in the aggregate, an HRH Material Adverse Effect; except as otherwise provided in the HRH Prospectus, none of the HRH Broker-Dealer Subsidiaries or HRH Investment Advisor Subsidiaries has received any notification from any applicable regulatory authority to the effect that any additional approvals from such regulatory authority are needed to be obtained by such subsidiary in any case where it could be reasonably expected that (i) any of the HRH Broker-Dealer Subsidiaries or HRH Investment Advisor Subsidiaries would in fact be required either to obtain any such additional approvals or to cease or otherwise limit engaging in certain business; and (ii) the failure to have such approvals or limiting such business would have an HRH Material Adverse Effect; and each HRH Broker-Dealer Subsidiary and each HRH Investment Advisor Subsidiary is in compliance with the requirements of the broker-dealer and investment advisor laws and regulations of each jurisdiction which are applicable to such subsidiary, and has filed all notices, reports, documents or other information required to be filed thereunder, in each case with such exceptions as would not have, individually or in the aggregate, an HRH Material Adverse Effect.

(ix)    Capitalization.    The authorized, issued and outstanding capital stock of the Company (including a subsequent issuance of 719,729 shares of Common Stock in connection with the Company’s acquisition of Hobbs Group, LLC, as referred to in the Prospectus) is as set forth in the Prospectus in the column entitled “Pro Forma” under the caption “Capitalization” (except for other subsequent issuances, if any, pursuant to this Agreement, pursuant to contingent payments in connection with past acquisitions referred to in the Prospectus, pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock, including the Securities to be purchased by the Underwriters from the Selling Shareholder, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock, including the Securities to be purchased by the Underwriters from the Selling Shareholder, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

(x)    Authorization of Agreement.    This Agreement has been duly authorized, executed and delivered by HRH.

(xi)    Authorization and Description of HRH Common Stock.    All of the outstanding shares of HRH Common Stock have been validly issued and duly authorized and are fully paid and non assessable; the HRH Common Stock conforms to all statements relating thereto contained in the HRH Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the HRH Common Stock will be subject to personal liability by reason of being such a holder; and the issuance of the HRH Common Stock was not subject to the preemptive or other similar rights of any securityholder of HRH.

(xii)    Absence of Defaults and Conflicts.    Neither HRH nor any of its subsidiaries is in violation of its charter or by-laws. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the HRH Registration Statement (including the sale of the Securities) and compliance by HRH with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, contravene any provision of applicable law or the Articles of Incorporation or by-laws of HRH or any material agreement or instrument to which HRH or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of HRH or any subsidiary is subject (collectively, the “HRH Agreements and Instruments”) or any judgment, order or decree of any governmental body, agency or court having jurisdiction over HRH or any its subsidiaries.

(xiii)    Absence of Labor Dispute.    No labor dispute with the employees of HRH or any subsidiary exists or, to the knowledge of HRH, is imminent, which, may reasonably be expected to result in an HRH Material Adverse Effect.

(xiv)    Absence of Proceedings.    There are no legal or governmental proceedings pending or, to the knowledge of HRH, threatened to which HRH or any of its subsidiaries is a party or to which any of the properties of HRH or any of its subsidiaries is subject that are required to be described in the HRH Registration Statement or the HRH Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the HRH Registration Statement or the HRH Prospectus or to be filed as exhibits to the HRH Registration Statement that are not described or filed as required.

(xv)    Possession of Intellectual Property.    HRH and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “HRH Intellectual Property”) necessary to carry on the business now operated by them, and neither HRH nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any HRH Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of HRH or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in an HRH Material Adverse Effect.

(xvi)    Absence of Further Requirements.    No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by HRH of its obligations hereunder, in connection with the offering or sale of the HRH Common Stock hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

(xvii)    Possession of Licenses and Permits.    HRH and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “HRH Licenses”) issued by, and has made all filings and declarations (collectively, the HRH “Filings”) with, the appropriate insurance regulatory authorities, federal, state, local, foreign regulatory or self-regulatory agencies or bodies and all courts and other tribunals necessary to conduct the business now operated by them, except where the failure to have such Licenses or to make such filings would not, individually or in the aggregate, have an HRH Material Adverse Effect; HRH and its subsidiaries are in compliance with the terms and conditions of all such HRH Licenses or HRH Filings, except where the failure so to comply would not, singly or in the aggregate, have an HRH Material Adverse Effect; all of the HRH Licenses and HRH Filings are valid and in full force and effect, except where the invalidity of such HRH Licenses or HRH Filings or the failure of such Licenses to be in full force and effect would not have an HRH Material Adverse Effect; and neither HRH nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such HRH Licenses or HRH Filings which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in an HRH Material Adverse Effect.

(xviii)    Title to Property.    HRH and its subsidiaries have good and valid title in fee simple to all real property owned by HRH and its subsidiaries and good title to all other properties owned by them which is material to, and used in the conduct of, the business of HRH and its subsidiaries, in each case, free and clear of all liens, encumbrances and defects except (a) such as are described in the HRH Prospectus or (b) leases entered into in the ordinary course of business, (c) such as do not materially affect the value of such property and do not materially interfere with the use made and currently proposed to be made of such property by HRH and its subsidiaries and (d) as set forth in Schedule 1(a)(viii); and any real property and buildings that are material to the business of HRH and its subsidiaries, considered as one enterprise, held under lease by HRH and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not materially interfere with the use made and proposed to be made of such property and building by HRH and its subsidiaries, in each case except as described in the HRH Prospectus.

(xix)    Investment Company Act.    None of HRH or any of its subsidiaries is an “investment company” as such term is defined in the 1940 Act.

(xx)    Environmental Laws.    Except as described in the HRH Registration Statement and except as would not, singly or in the aggregate, result in an HRH Material Adverse Effect, (A) neither HRH nor any of its subsidiaries is in violation of any Environmental Laws, (B) HRH and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of HRH, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against HRH or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting HRH or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(d)    Officer’s Certificates.    Any certificate signed by any officer of HRH or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by HRH to each Underwriter as to the matters covered thereby.

SECTION 2.    Sale and Delivery to Underwriters; Closing.

(a)    Initial Securities.    On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per Purchase Contract set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof.

(b)    Option Securities.    In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional • Purchase Contracts at the price per unit set forth in Schedule B. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

(c)    Payment.    Payment of the purchase price for, and delivery of the Initial Securities shall be made at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Underwriters of the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, Bank of America and Morgan Stanley, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d)    Denominations; Registration.    Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

SECTION 3.    Covenants of the Company.    The Company covenants with each Underwriter as follows:

(a)    Compliance with Securities Regulations and Commission Requests.    The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives as soon as reasonably possible, (i) when any post-effective amendment to the Company Registration Statement shall become effective, or any supplement to the Company Prospectus or any amended Company Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Company Registration Statement or any amendment or supplement to the Company Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Company Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)    Filing of Amendments.    The Company will give the Representatives notice of its intention to file or prepare any amendment to the Company Registration Statement (including any filing under Rule 462(b)), any Company Term Sheet or any amendment, supplement or revision to either the prospectus included in the Company Registration Statement at the time it became effective or to the Company Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

(c)    Delivery of Registration Statements.    The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Company Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Company Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Company Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)    Delivery of Prospectuses.    The Company has delivered to each Underwriter, without charge, as many copies of each Company Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Company Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Company Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Company Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)    Continued Compliance with Securities Laws.    The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Company Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Company Registration Statement or amend or supplement the Company Prospectus in order that the Company Registration Statement or the Company Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Company Registration Statement or amend or supplement the Company Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Company Registration Statement or the Company Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

(f)    Blue Sky Qualifications.    The Company will use its reasonable efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g)    Rule 158.    The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h)    Use of Proceeds.    The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds”.

(i)    Restriction on Sale of Securities.    During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of HRH Common Stock or any securities convertible into or exercisable or exchangeable for HRH Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the HRH Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of HRH Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) shares of the HRH Common Stock to be pledged and delivered under the Purchase Contracts, (C) shares of the HRH Common Stock sold by the Company as the selling shareholder in a concurrent offering pursuant to the registration statement filed with the Commission on Form S-3 (No. 333-99869) and (D) transactions by certain of the Company Broker-Dealer Subsidiaries and Company Investment Advisor Subsidiaries acting in the ordinary course of their business.

(j)    Reporting Requirements.    The Company, during the period when the Company Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents it is required to file with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

SECTION 4.    Covenants of HRH.    HRH covenants with each Underwriter as follows:

(a)    Compliance with Securities Regulations and Commission Requests.    HRH, subject to Section 4(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives as soon as reasonably possible (i) when any post-effective amendment to the HRH Registration Statement shall become effective, or any supplement to the HRH Prospectus or any amended HRH Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the HRH Registration Statement or any amendment or supplement to the HRH Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the HRH Registration Statement or of any order preventing or suspending the use of any HRH Preliminary Prospectus, or of the suspension of the qualification of the HRH Common Stock for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. HRH will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. HRH will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)    Filing of Amendments.    HRH will give the Representatives notice of its intention to file or prepare any amendment to the HRH Registration Statement (including any filing under Rule 462(b)), any HRH Term Sheet or any amendment, supplement or revision to either the prospectus included in the HRH Registration Statement at the time it became effective or to the HRH Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

(c)    Delivery of Registration Statements.    HRH has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the HRH Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the HRH Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the HRH Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)    Delivery of Prospectuses.    HRH has delivered to each Underwriter, without charge, as many copies of each HRH Preliminary Prospectus as such Underwriter reasonably requested, and HRH hereby consents to the use of such copies for purposes permitted by the 1933 Act. HRH will furnish to each Underwriter, without charge, during the period when the HRH Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the HRH Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)    Continued Compliance with Securities Laws.    HRH will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the HRH Common Stock as contemplated in this Agreement and in the HRH Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the HRH Common Stock, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for HRH, to amend the HRH Registration Statement or amend or supplement the HRH Prospectus in order that the HRH Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the HRH Registration Statement or amend or supplement the HRH Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, HRH will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the HRH Registration Statement or the HRH Prospectus comply with such requirements, and HRH will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

(f)    Blue Sky Qualifications.    HRH will use its reasonable efforts, in cooperation with the Underwriters, to qualify the HRH Common Stock for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate; provided, however, that HRH shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g)    Rule 158.    HRH will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h)    Restriction on Sale of Securities.    During a period of 90 days from the date of the Company Prospectus, HRH will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of HRH Common Stock or any securities convertible into or exercisable or exchangeable for HRH Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the HRH Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of HRH Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the HRH Common Stock to be sold by HRH in a concurrent offering pursuant to the registration statement filed with the Commission on Form S-3 (No. 333-99869), (B) the issuance by HRH of shares of HRH Common Stock or other securities pursuant to stock option or other benefit plans maintained for HRH’s directors, officers or employees, (C) the issuance by HRH of shares of HRH Common Stock upon the conversion, exchange or exercise of any of its securities outstanding on the date hereof and (D) the issuance by HRH of any common stock or other securities in connection with mergers, acquisitions and similar transactions.

(i)    Reporting Requirements.    HRH, during the period when the HRH Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents that it is required to file with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

SECTION 5.    Payment of Expenses.    (a) Expenses.    (1) The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (A) the printing and filing of the Company Registration Statement and the Company Prospectus (including financial statements and exhibits) as originally filed and of each amendment thereto, (B) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (C) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (D) the fees and disbursements of the Company’s counsel, accountants and other advisors, (E) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky survey and any supplement thereto, (F) the printing and delivery to the Underwriters of copies of each Preliminary Company Prospectus, any Company Term Sheets, the Company Registration Statement and any amendments or supplements thereto and of the Company Prospectus and any amendments or supplements thereto, (G) the preparation, printing and delivery to the Underwriters of copies of any blue sky survey and any supplement thereto and (H) the fees and expenses of any transfer agent or registrar or Custodian for the Securities.

(2)    The Company will pay or cause to be paid all expenses incident to the performance by HRH of its obligations under this Agreement, including (A) the preparation, printing and filing of the HRH Registration Statement and the HRH Prospectus (including financial statements and exhibits) as originally filed and of each amendment thereto, (B) the fees and disbursements of HRH’s counsel, accountants and other advisors, (C) the qualification of the HRH Common Stock under securities laws in accordance with the provisions of Section 4(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky survey and any supplement thereto, (D) the printing and delivery to the Underwriters of copies of each HRH Preliminary Prospectus, any HRH Term Sheet, any HRH Registration Statement, and the HRH Prospectus and any amendments or supplements thereto, (E) the preparation, printing and delivery to the Underwriters of copies of any related blue sky survey and any supplement thereto, (F) the fees and expenses of any transfer agent or registrar or Custodian for the shares of HRH Common Stock and (G) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the “NASD”) of the terms of the sale of the shares of HRH Common Stock.

(b)    Termination of Agreement.    If this Agreement is terminated by the Representatives in accordance with the provisions of Section 6 or Section 10(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 6.    Conditions of Underwriters’ Obligations.    The obligations of the Company and HRH hereunder are subject to the condition in paragraph (a) below. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and HRH contained herein or in certificates of any officer of the Company, any subsidiary of the Company, HRH or any subsidiary of HRH delivered pursuant to the provisions hereof, to the performance by the Company and HRH of their respective covenants and other obligations hereunder, and to the following further conditions:

(a)    Effectiveness of Registration Statements.    The Company Registration Statement, including any Company Rule 462(b) Registration Statement and the HRH Registration Statement, including any HRH Rule 462(b) Registration Statement, have become effective, and at the Closing Time no stop order suspending the effectiveness of either the Company Registration Statement or the HRH Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Company Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Company Term Sheet shall have been filed with the Commission in accordance with Rule 424(b). A prospectus containing the HRH Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if HRH has elected to rely upon Rule 434, a HRH Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

(b)    Opinions of Counsels for Company.    At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, (i) of Debevoise & Plimpton, outside counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request. and (ii) of Tracy L. Rich, Executive Vice President and General Counsel of the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

(c)    Opinions of Counsels for HRH.    At Closing Time, the Representatives shall have received the favorable opinions, dated as of Closing Time, of Williams, Mullen, Clark & Dobbins, P.C., outside counsel for the HRH, and A. Brent King, Vice President and Associate General Counsel for the HRH, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other

Underwriters to the effect set forth in Exhibit C and Exhibit D, respectively, hereto and to such further effect as counsel to the Underwriters may reasonably request.

(d)    Opinion of Counsel for Underwriters.    At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Davis Polk & Wardwell, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, in form and substance satisfactory to the Representatives. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company, HRH and their respective subsidiaries and certificates of public officials.

(e)    Material Adverse Change; Officers’ Certificate.    (1) At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Company Prospectus, any material adverse change, or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, that makes it, in the judgment of the Representatives, impracticable to market the Securities on terms and in the manner contemplated in the Company Preliminary Prospectus and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

(2)    At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the HRH Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs or any development involving a prospective material adverse change of HRH and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, that makes it, in the judgment of the Representatives, impracticable to market the Securities on terms and in the manner contemplated in the Company Preliminary Prospectus and the Representatives shall have received a certificate of the President or a Vice President of HRH and of the chief financial or chief accounting officer of HRH, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(c) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) HRH has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the HRH Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

(f)    Accountants’ Comfort Letters.    (1) At the time of the execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers LLP, accountant for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated in the Company Registration Statement and the Company Prospectus. (2) At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP, accountant for HRH, two (2) letters dated such date relating to HRH and Hobbs Group, Inc., respectively, each in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letters for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the HRH Registration Statement and the HRH Prospectus.

(g)    Bring-down Comfort Letters.    (1) At Closing Time, the Representatives shall have received from Pricewaterhouse Coopers LLP, a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f)(1) of this Section, except that the specified date referred to shall be a date more than three (3) business days prior to Closing Time. (2) At Closing Time, the Representatives shall have received from Ernst & Young LLP two (2) letters, each dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f)(2) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

(h)    Purchase Contract Agreement, Custody Agreements and Collateral Agreement.    The Purchase Contract Agreement, the Company Custody Agreement, the Phoenix Life Custody Agreement and the Collateral Agreement shall have been executed and delivered by all parties thereto and the Company shall have delivered the number of shares of HRH Common Stock required by the Collateral Agreement to be initially pledged and assigned by it in accordance with the requirements of the Collateral Agreement.

(i)    Conditions to Purchase of Option Securities.    In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties on the part of the Company and HRH contained herein and the statements in any certificates furnished by the Company, any subsidiary of the Company, HRH or any subsidiary of HRH hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

(i)    Officers’ Certificate.    A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 6(e)(1) hereof remains true and correct as of such Date of Delivery. A certificate, dated such Date of Delivery, of the President or a Vice President of HRH and of the chief financial or chief accounting officer of HRH confirming that the certificate delivered at the Closing

Time pursuant to Section 6(e)(2) hereof remains true and correct as of such Date of Delivery.

(ii)    Opinions of Counsels for Company.    The favorable opinions of Debevoise & Plimpton, outside counsel for the Company, and Tracy L. Rich, Executive Vice President and General Counsel of the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 6(b)(1) and Section 6(b)(2) hereof, respectively.

(iii)    Opinions of Counsels for HRH.    The favorable opinions of William, Mullen, Clark & Dobbins, P.C., counsel for HRH, and A. Brent King, Vice President and Associate General Counsel for HRH, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the shares of HRH Common Stock to be delivered upon the settlement of the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 6(c) hereof.

(iv)    Opinion of Counsel for Underwriters.    The favorable opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 6(d) hereof.

(v)    Bring-down Comfort Letters.    A letter from Pricewaterhouse Coopers, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 6(g)(1) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery. Two (2) letters from Ernst & Young LLP, each in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letters furnished to the Representatives pursuant to Section 6(g)(2) hereof, except that the “specified date” in the letters furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

(j)    Additional Documents.    At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and HRH in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(k)    Termination of Agreement.    If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 5 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

SECTION 7.    Indemnification.

(a)    Indemnification of Underwriters.    (1) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, each affiliate of any Underwriter within the meaning of Rule 405 under the 1933 Act and HRH as follows:

(i)    against any and all loss, liability, claim and damage (including, without limitation, any legal or other expenses reasonably incurred in investigating or defending any such liability or claim) whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Company Registration Statement (or any amendment thereto), including the Company Rule 430A Information and the Company Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any Company Preliminary Prospectus or the Company Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(e) below) any such settlement is effected with the written consent of the Company; and

(iii)    against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Company Registration Statement (or any amendment thereto), including the Company Rule 430A Information and the Company Rule 434 Information, if applicable, or any Company Preliminary Prospectus or the Company Prospectus (or any amendment or supplement thereto); and provided, further, that the foregoing indemnity with respect to any Company Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, or liabilities purchased Securities, or any person controlling such Underwriter, if a copy of the Company Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Company Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 3(d) hereof.

(2)    HRH agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each affiliate of any Underwriter within the meaning of Rule 405 under the 1933 Act as follows:

(i)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the HRH Registration Statement (or any amendment thereto), including the HRH Rule 430A Information and the HRH Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any HRH Preliminary Prospectus or the HRH Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of HRH; and

(iii)    against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to HRH by any Underwriter through the Representatives expressly for use in the HRH Registration Statement (or any amendment thereto), including the HRH Rule 430A Information and the HRH Rule 434 Information, if applicable, or any HRH Preliminary Prospectus or the HRH Prospectus (or any amendment or supplement thereto); and provided, further, that the foregoing indemnity with respect to any HRH Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, or liabilities purchased Securities, or any person controlling such Underwriter, if a copy of the HRH Prospectus (as then amended or supplemented if HRH shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the HRH Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by HRH with Section 4(d) hereof.

(b)    Indemnification of the Company, Directors and Officers.    Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Company Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) (1) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Company Registration Statement (or any amendment thereto), including the Company Rule 430A Information and the Company Rule 434 Information, if applicable, or any Company Preliminary Prospectus or the Company Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Company Registration Statement (or any amendment thereto) or such Company Preliminary Prospectus or the Company Prospectus (or any amendment or supplement thereto).

(c)    Indemnification of HRH, Directors and Officers.    Each Underwriter severally agrees to indemnify and hold harmless HRH, its directors, each of its officers who signed the HRH Registration Statement, and each person, if any, who controls HRH within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a)(2), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the HRH Registration Statement (or any amendment thereto), including the HRH Rule 430A Information and the HRH Rule 434 Information, if applicable, or any HRH Preliminary Prospectus or the HRH Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to HRH by such Underwriter through the Representatives expressly for use in the HRH Registration Statement (or any amendment thereto) or such HRH Preliminary Prospectus or the HRH Prospectus (or any amendment or supplement thereto).

(d)    Actions against Parties; Notification.    Each indemnified party shall give written notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel related to such proceeding shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim.

(e)    Settlement without Consent if Failure to Reimburse.    If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(1)(ii) and Section 7(a)(2)(ii) effected without its written consent only if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 8.    Contribution.    If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party, in lieu of such indemnification, shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company or HRH on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company or HRH on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company or HRH on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount and commissions received by the Underwriters, in each case as set forth on the cover of the Company Prospectus, or, if Rule 434 is used, the corresponding location on the Company Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

The relative fault of the Company or HRH on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or HRH or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, HRH and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter; each director of the Company, each officer of the

Company who signed the Company Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company; and each director of HRH, each officer of HRH who signed the HRH Registration Statement, and each person, if any, who controls HRH within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contributions as HRH. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 9.    Representations, Warranties and Agreements to Survive Delivery.    All representations, warranties and agreements contained in this Agreement, in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto or in certificates of officers of HRH or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or HRH, and shall survive delivery of the Securities to the Underwriters.

SECTION 10.    Termination of Agreement.

(a)    Termination; General.    The Representatives may terminate this Agreement, by notice to the Company and HRH, at any time at or prior to Closing Time (i) if there has occurred any material adverse change in the financial markets in the United States or in the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (ii) if trading in any securities of the Company or HRH has been suspended by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iii) if a banking moratorium has been declared by either Federal or New York authorities.

(b)    Liabilities.    If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 5 hereof, and provided further that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

SECTION 11.    Default by One or More of the Underwriters.    If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities that it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(a)    if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(b)    if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representatives or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11.

SECTION 12.    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at North Tower, World Financial Center, New York, New York 10281-1201, attention of ?; notices to the Company shall be directed to it at The Phoenix Companies, Inc., One American Row, Hartford, CT 06102, attention of Nancy Engberg; and notices to HRH shall be directed to it at 4951 Lake Brook Drive, Suite 500, Glen Allen, VA 23060, attention of A. Brent King, Vice President and Associate General Counsel.

SECTION 13.    Parties.    This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and HRH and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and HRH and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and HRH and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 14.    GOVERNING LAW AND TIME.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 15.    Effect of Headings.    The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters, the Company and HRH in accordance with its terms.

Very truly yours,

THE PHOENIX COMPANIES, INC.

By
Title:

HILB, ROGAL AND HAMILTON COMPANY

By
Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
By: Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By
Authorized Signatory

BANC OF AMERICA SECURITIES LLC

By
Authorized Signatory

MORGAN STANLEY & CO. INCORPORATED

By
Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

SCHEDULE A

Name of Underwriter	Number of Initial Securities
Banc of America Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
J.P. Morgan Securities Inc.
Wachovia Securities Inc.
SunTrust Robinson Humphrey

Total	•

SCHEDULE B

THE PHOENIX COMPANIES, INC.

• Purchase Contracts
(settled in shares of Common Stock, no par value, of Hilb, Rogal and Hamilton Company )

1.    The initial public offering price per Purchase Contract, determined as provided in said Section 2, shall be $•.

2.    The purchase price per Purchase Contract for the Securities to be paid by the several Underwriters shall be $•, being an amount equal to the initial public offering price set forth above less $• per Purchase Contract.

[SCHEDULE C]

[List of subsidiaries]

Exhibit A

FORM OF OPINION OF COMPANY’S OUTSIDE COUNSEL TO E DELIVERED
PURSUANT TO SECTION 6(b)(1)

(i)    the Company is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own its property and to conduct its business as described in the Company Prospectus;

(ii)    the Purchase Contract Agreement, the Collateral Agreement and the Securities conform as to legal matters to the descriptions thereof contained in the Company Prospectus;

(iii)    each of the Purchase Contract Agreement and the Collateral Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting creditors’ rights or remedies generally, (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity of at law), (c) an implied covenant of good faith, reasonableness and fair dealing, and standards of materiality and (d) limitation with respect to enforceability of provisions of the Purchase Contract Agreement and Collateral Agreement providing for indemnification or contribution, arising under applicable law (including court decisions) or public policy;

(iv)    the Securities to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, when executed by the Company in accordance with the provisions of the Purchase Contract Agreement and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Purchase Contract Agreement and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as the enforceability thereof may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting creditors’ rights or remedies generally; (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity of at law), (c) an implied covenant of good faith, reasonableness and fair dealing, and standards of materiality and (d) limitation with respect to enforceability of provisions of the Purchase Contract Agreement and Collateral Agreement providing for indemnification or contribution, arising under applicable law (including court decisions) or public policy;

(v)    this Agreement has been duly authorized, executed and delivered by the Company;

(vi)    Each of the Company Custody Agreement and the Phoenix Life Custody Agreement has been duly executed and delivered respectively by the Company and Phoenix Life and constitutes the legal, valid and binding agreement of the Company and Phoenix Life, respectively.

(vii)    the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Securities, the Company Custody Agreement, the Purchase Contract Agreement and the Collateral Agreement and the consummation of the transaction therein contemplated (including, without limitation, the pledge of the HRH Common Stock to the Collateral Agent and any action by the Collateral Agent to distribute such HRH Common Stock to the holders of the Purchase Contracts in settlement of the Purchase Contracts pursuant to the terms thereof) will not contravene any provision of New York or Federal law or of the General Corporation Law of the State of Delaware or the Amended and Restated Certificate of Incorporation or bylaws of the Company or, to such counsel’s knowledge, (A) any agreement or other instrument filed by the Company with the Commission including the Standstill Agreement between the Company and HRH or (B) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any United States, Delaware (but only to the extent such would be required by the General Corporation Law of the State of Delaware), or New York governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Securities, the Purchase Contract Agreement and the Collateral Agreement, except such as have been obtained under the 1933 Act, 1934 Act and such as may be required by the securities, insurance or Blue Sky laws of the various States or any foreign jurisdiction in connection with the offer and sale of the Securities by the Underwriters, except that such counsel need not express an opinion as to the accuracy or completeness of the statements contained in the Company Registration Statement or the Company Prospectus;

(viii)    The execution and delivery by Phoenix Life of, and the performance by Phoenix Life of its obligations under the Phoenix Life Custody Agreement and the consummation of the transaction therein contemplated will not contravene any provision of New York or Federal law or the Certificate of Incorporation or bylaws of Phoenix Life.

(ix)    the statements (A) in the Company Prospectus under the captions “Relationship Between Phoenix and HRH,” “Description of The Purchase Contracts” and “Underwriters” (with respect solely to the description of this Agreement contained therein); and (B) in the Company Registration Statement in Items 14 and 15, in each case insofar as such statements constitute summaries of the legal matters or documents and proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize in all material respects the matters referred to there in;

(x)    the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Company Prospectus, will not be, an “investment company” as such terms are defined in the Investment Company Act;

(xi)    the Company Registration Statement and the Company Prospectus excluding the documents incorporated by reference therein (except for financial statements and notes thereto and schedules and other financial and statistical data and supporting schedules included therein or omitted therefrom, as to which such counsel need not express any opinion) comply as to form in all material respects with the 1933 Act and the applicable rules and regulations of the Commission thereunder;

(xii)    the documents incorporated by reference in the Company Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which [we][I] need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder; [this could be given by in-house counsel instead]

(xiii)    the Company is the beneficial owner of the shares of HRH Common Stock to be delivered under the Purchase Contracts free and clear of all liens, encumbrances, equities and claims, except for those created pursuant to the Collateral Agreement. Assuming that the Company receives payment for the Purchase Contracts pursuant to this Agreement, the holders of Securities will have acquired the shares of HRH common stock delivered upon settlement of the Purchase Contracts free of any adverse claim (within the meaning of Section 8-103(a)(1) of the Uniform Commercial Code) or will have acquired a security entitlement (within the meaning of Section 8-103(a)(17) of the Uniform Commercial Code) to such shares, in accordance with the terms of the Purchase Contracts;

(xiv)    the Collateral Agreement creates in favor of the Collateral Agent for the benefit of the holders of the Purchase Contracts a valid security interest in the Company’s right, title and interest in the HRH Common Stock pledged thereunder and any proceeds thereof.

(xv)    the Company has the full right, power and authority, and all authorization and approvals required by law, to pledge and assign the shares of HRH Common Stock to be pledged and assigned by the Company pursuant to the Collateral Agreement; and

(xvi)    to the knowledge of such counsel, the sale, transfer and delivery of shares of HRH Common Stock pursuant to the Purchase Contracts is not, and at the settlement of the Purchase Contracts will not be, subject to any right of first refusal or similar rights of any person pursuant to any contract to which the Company is a party or is bound.

Such counsel shall also state that, although it has not itself checked the accuracy and completeness of or otherwise verified, and is not passing upon and assumes no responsibility for the accuracy or completeness of the statements contained in the Company Registration Statement or the Company Prospectus, except to the limited extent stated in paragraph (vii) above, in the course of its review and discussion of the contents of the Company Registration Statement and the Company Prospectus with certain officers and employees of the Company and its independent accountants, but without independent check or verification, no facts have come to its attention which cause such counsel to believe that the Company Registration Statement (other than the financial statements and notes thereto, other financial and statistical data and supporting schedules contained therein or omitted therefrom, as to which such counsel need express no belief), at the time it became effective, con tined an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Company Prospectus (other than the financial statements and notes thereto, other financial and statistical data and supporting schedules contained therein or omitted therefrom, as to which such counsel need express no belief), as of its date and as of the date of such counsel’s opinion, contained or contains any untrue statement of a material act or omitted or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

Exhibit B

FORM OF OPINION OF COMPANY’S IN-HOUSE COUNSEL
TO BE DELIVERED PURSUANT TO
SECTION 6(b)(2)

(i)    the Company has been duly incorporated and each of the Company and each Company Significant Subsidiary is validly existing as a corporation, life insurance company or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation, or organization, as the case may be, except to the extent that the failure to be so incorporated, organized or existing or in good standing would not, singly or in the aggregate, have a material adverse effect on the Phoenix Enterprise;

(ii)    each of the Company and each Company Significant Subsidiary has the power, corporate or otherwise, and authority to own its property and to conduct its business as described in the Company Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, have a material adverse effect on the Phoenix Enterprise;

(iii)    the Company has an authorized capitalization as set forth in the Company Prospectus under the caption “Capitalization,” and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

(iv)    all of the issued shares of capital stock of each Company Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and, with respect to the issued shares of capital stock of each Company Significant Subsidiary, are owned directly or indirectly by the Company, in the percentages set forth on Annex A hereto, free and clear of all liens, encumbrances, equitable claims or other adverse claims;

(v)    the Company and its subsidiaries (A) are in compliance with any and all applicable Environmental Laws, (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (C) are in compliance with all terms and conditions of any such permit, license or approval, except in the case of clause (A), (B) and (C) where such noncompliance would not, singly or in the aggregate, have a material adverse effect on the Phoenix Enterprise;

(vi)    each of the Company and its subsidiaries has all necessary Consents of and from, and has made all Filings with, all insurance regulatory authorities, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Company Prospectus, except where the failure to have such Consents or to make such Filings would not, individually or in the aggregate, have a material adverse effect on the Phoenix Enterprise; all such Consents and Filings are in full force and effect, the Company and its subsidiaries are in compliance with such Consents and neither the Company nor any of its subsidiaries has received any notice of any inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Consent or otherwise impose any limitation on the conduct of the business of the Company or any of its subsidiaries, except as set forth in the Company Prospectus or any such failure to be in full force and effect, failure to be in compliance with, suspension, revocation or limitation which would not, singly or in the aggregate, have a material adverse effect on the Phoenix Enterprise; to the knowledge of such counsel, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by Phoenix Life Insurance Company or any other Company Insurance Subsidiary to its parent which would have individually or in the aggregate, a material adverse effect on the Phoenix Enterprise; and each of the Company and each subsidiary thereof that is required to be organized or licensed or licensed as an insurance company in its jurisdiction of corporation is in compliance with, and conducts its businesses in conformity with, all applicable insurance laws and regulations, except where the failure to so comply or conform would not have a material adverse effect on the Phoenix Enterprise;

(vii)    after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Company Registration Statement or the Company Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Company Registration Statement or the Company Prospectus or to be filed as exhibits to the Company Registration Statement that are not described or filed as required;

(ix)    this Agreement has been duly authorized, executed and delivered by the Company;

(x)    Each of the Company Custody Agreement and the Phoenix Life Custody Agreement has been duly executed and delivered respectively by the Company and Phoenix Life and constitutes the legal, valid and binding agreement of the Company and Phoenix Life, respectively;

(xi)    the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Securities, the Company Custody Agreement, the Purchase Contract Agreement and the Collateral Agreement will not violate any provision of New York law or the Amended and Restated Certificate of Incorporation or by-laws of the Company, except that such counsel need not express an opinion as to the accuracy or completeness of the statements contained in the Company Registration Statement or Company Prospectus; and

(xii)    The execution and delivery by Phoenix Life of, and the performance by Phoenix Life of its obligations under the Phoenix Life Custody Agreement and the consummation of the transaction therein contemplated will not contravene any provision of New York or Federal law or the Certificate of Incorporation or bylaws of Phoenix Life.

Such counsel shall also state that, although he or she has not himself or herself checked the accuracy and completeness of, or otherwise verified, and is not passing upon and assumes no responsibility for the accuracy or completeness of, the statements contained in the Company Registration Statement or the Company Prospectus, except to the limited extent stated in paragraph (vii) above, in the course of such counsel’s review and discussion of the contents of the Company Registration Statement and the Company Prospectus with certain officers and employees of the Company and its independent accountants, but without independent check or verification, no facts have come to such counsel’s attention which cause such counsel to believe that the Company Registration Statement (other than the financial statements and notes thereto, other financial and statistical data and supporting schedules contained therein or omitted therefrom, as to which such counsel need express no belief), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Company Prospectus (other than the financial statements and notes thereto, other financial and statistical data and supporting schedules contained therein or omitted therefrom, as to which such counsel need express no belief), as of its date and as of the date of such counsel’s opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

Exhibit C

FORM OF OPINION OF HRH’S COUNSEL
TO BE DELIVERED PURSUANT TO
SECTION 6(c)

(i)    HRH has been duly incorporated and is validly existing as a stock corporation in good standing under the laws of the Commonwealth of Virginia.

(ii)    HRH has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the HRH Prospectus and to enter into and perform its obligations under the Purchase Agreement.

(iii)    All of the outstanding shares of HRH Common Stock issued to the Company have been validly issued and duly authorized and are fully paid and non-assessable and no holder of the HRH Common Stock is or will be subject to personal liability by reason of being such a holder.

(iv)    The issuance of the HRH Common Stock to the Company was not subject to the preemptive or other similar rights of any securityholder of HRH.

(v)    The Purchase Agreement has been duly authorized, executed and delivered by HRH.

(vi)    The HRH Registration Statement, including any HRH Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the HRH Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to our knowledge, no stop order suspending the effectiveness of the HRH Registration Statement or any HRH Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

(vii)    The HRH Registration Statement, including any HRH Rule 462(b) Registration Statement, the HRH Rule 430A Information and the HRH Rule 434 Information, as applicable, the HRH Prospectus, and each amendment or supplement to the HRH Registration Statement and the HRH Prospectus, as of their respective effective or issue dates (other than the financial statements and other financial information or data included or incorporated by reference therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

(viii)    The form of certificate used to evidence the HRH Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of HRH and the requirements of the New York Stock Exchange.

(ix)    The information in the HRH Prospectus under “Description of Capital Stock”, “The Company – Regulation”, “The Company – Legal Proceedings”, “Shares Eligible for Future Sale”, “The Selling Shareholder – Voting and Standstill Agreement”, “The Selling Shareholder – Non-Competition Covenant”, “The Selling Shareholder – Registration Rights Agreement” and in the HRH Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters, HRH’s charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

(x)    To our knowledge, there are no statutes or regulations that are required to be described in the HRH Prospectus that are not described as required.

(xi)    All descriptions in the HRH Registration Statement of contracts and other documents to which HRH or its subsidiaries are a party are accurate in all material respects; to our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the HRH Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

(xii)    No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) by HRH is necessary or required in connection with HRH’s due authorization, execution and delivery of the Purchase Agreement or for the issuance or delivery of the HRH Common Stock by HRH to the Company.

(xiii)    HRH’s execution, delivery and performance of the Purchase Agreement and consummation of the transactions contemplated in the Purchase Agreement and in the HRH Registration Statement (including the issuance by HRH of the HRH Common Stock to the Company) and compliance by HRH with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of HRH pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which HRH is a party or by which it may be bound, or to which any of the property or assets of HRH is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have an HRH Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of HRH, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, having jurisdiction over HRH or any of its properties, assets or operations.

(xiv)    HRH is not an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the 1940 Act.

(xv)    Such counsel shall also state that such counsel has participated in the preparation of the HRH Registration Statement and the HRH Prospectus, including review of the contents thereof and conferences with officers and other representatives of HRH, representatives of the Company, representatives of the independent accountants of HRH, and representatives of the Underwriters and their counsel at which the contents of the HRH Registration Statement and the HRH Prospectus were discussed, and although such counsel has not independently verified and is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the HRH Registration Statement or the HRH Prospectus (except as specified elsewhere in such counsel’s opinion), on the basis of the foregoing (relying as to materiality where appropriate upon the opinions of officers of HRH), nothing has come to such counsel’s attention that caused them to believe that the HRH Registration Statement, or any amendment thereto, including any HRH Rule 430A Information and Rule HRH 434 Information (if applicable), at the time each became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the HRH Prospectus, or any amendment or supplement thereto, at the time the HRH Prospectus was issued, at the time any such amended or supplemented HRH Prospectus was issued, or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except in each case as to the financial statements and other financial information or data included or incorporated by reference therein or omitted therefrom, as to which we need express no opinion).

In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of HRH and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

Exhibit D

FORM OF OPINION OF HRH’S
IN-HOUSE COUNSEL
TO BE DELIVERED PURSUANT
TO SECTION 6(C)

(i)    HRH is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in an HRH Material Adverse Effect.

(ii)    The authorized, issued and outstanding capital stock of HRH is as set forth in the HRH Prospectus in the column entitled “Pro Forma” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the HRH Prospectus or pursuant to the exercise of convertible securities or options referred to in the HRH Prospectus); the shares of issued and outstanding capital stock of HRH have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of HRH was issued in violation of the preemptive or other similar rights of any securityholder of HRH.

(iii)    Each “significant subsidiary” of HRH (as such term is defined in Rule 1-02 of Regulation S-X, each an “HRH Subsidiary”) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, stock life insurance company or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, has the power, corporate and other, and authority to own, lease and operate its properties and to conduct its business as described in the HRH Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in an HRH Material Adverse Effect; except as otherwise disclosed in the HRH Registration Statement, all of the issued and outstanding capital stock of each HRH Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of my knowledge, is owned by HRH, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity except as described on Schedule I hereto [Bank Pledge]; none of the outstanding shares of capital stock of any HRH Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such HRH Subsidiary.

(iv)    To the best of my knowledge, there is not pending or overtly threatened any action, suit, proceeding, inquiry or investigation, to which HRH or any subsidiary is a party, or to which the property of HRH or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in an HRH Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by HRH of its obligations thereunder.

(v)    To the best of my knowledge, neither HRH nor any subsidiary is in violation of its charter or by-laws and no default by HRH or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the HRH Registration Statement or the HRH Prospectus or filed or incorporated by reference as an exhibit to the HRH Registration Statement.

(vi)    With respect to matters relating to insurance, broker-dealers and investment advisors, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws or insurance blue sky laws of the various states, as to which we need express no opinion) by HRH is necessary or required in connection with HRH’s due authorization, execution and delivery of the Purchase Agreement or for the issuance or delivery of the HRH Common Stock by HRH to the Company.

(vii)    HRH’s execution, delivery and performance of the Purchase Agreement and consummation of the transactions contemplated in the Purchase Agreement and in the HRH Registration Statement (including the issuance of the HRH Common Stock by HRH to the Company) and compliance by HRH with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any subsidiary of HRH pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me, to which any subsidiary of HRH is a party or by which any of them may be bound, or to which any of the property or assets of any subsidiary of HRH is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have an HRH Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of any subsidiary of HRH, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me, of any government, government instrumentality or court, having jurisdiction over any subsidiary of HRH or any of their respective properties, assets or operations.

(viii)    (A)    No subsidiary of HRH is an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the 1940 Act.

(ix)    (ix)    Such counsel shall also state that such counsel has participated in the preparation of the HRH Registration Statement and the HRH Prospectus, including review of the contents thereof and conferences with officers and other representatives of HRH, representatives of the Company, representatives of the independent accountants of HRH, and representatives of HRH, the Underwriters and their counsel at which the contents of the HRH Registration Statement and the HRH Prospectus were discussed, and although such counsel has not independently verified and is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the HRH Registration

Statement or the HRH Prospectus (except as specified elsewhere in such counsel’s opinion), on the basis of the foregoing (relying as to materiality where appropriate upon the opinions of officers of HRH), nothing has come to such counsel’s attention that caused him to believe that the HRH Registration Statement, or any amendment thereto, including any HRH Rule 430A Information and HRH Rule 434 Information (if applicable), at the time each became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the HRH Prospectus, or any amendment or supplement thereto, at the time the HRH Prospectus was issued, at the time any such amended or supplemented HRH Prospectus was issued, or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except in each case as to the financial statements and other financial information or data included or incorporated by reference therein or omitted therefrom, as to which we need express no opinion).

(x)    In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of HRH and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

ANNEX A

Company Significant Subsidiary	Company’s Ownership Interest